Exhibit 4.1
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

                   COMMON                                                                     COMMON
      Number                                                                                              Shares
U
------------------                                                                                   ------------------

                                                        QMED, INC.

                                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

            THIS CERTIFIES THAT                                                                                  CUSIP 747914 10 9

                                                                                                                   SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS








            IS THE OWNER OF

                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.001 EACH OF

                                                          QMED, INC.

            (hereinafter called the "Company"), transferable only on the books of the Company by the holder hereof in person or by Attorney upon surrender of this certificate property endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the
            Certificate of Incorporation, as amended, and the By-Laws of the Company, as amended (copies of which are on file and available at the offices of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
               WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

               Dated:







                            SECRETARY                  [QMed, Inc. Seal]                          PRESIDENT



                                                                                        Countersigned and Registered:

                                                                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                        (New York, NY)             Transfer Agent
                                                                                                                   and Registrar

                                                                                        By_______________________________________
                                                                                             Authorized Signature


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                                  UNIF GIFT MIN ACT             Custodian
TEN ENT - as tenants by the entireties                                            ------------------------------------
JT TEN - as joint tenants with right of                                             (Cust)                  (Minor)
         survivorship and not as tenants                                          under Uniform Gifts in Minors
         in common                                                                Act__________________
                                                                                          (State)


                         Additional abbreviations may also be used though not in the above list.

For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________


          ___________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPE WRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

          ___________________________________________________________________________________________________________


          ___________________________________________________________________________________________________________


          ____________________________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocable constitute and appoint
____________________________________________________________________ attorney to transfer the said stock on the books of the within named Company with full power of substitution in the promises.

Dated ____________________________




                        _________________________________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                        UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                        ENLARGEMENT OR ANY CHANGE WHATEVER


Signatures(s) Guaranteed:




_______________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.






KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL
REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


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